UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2018

SOLARIS OILFIELD INFRASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9811 Katy Freeway, Suite 700 Houston, Texas 77024 (Address of principal executive offices) (Zip Code) (281) 501-3070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01Entry into a Material Definitive Agreement.

First Amendment to Sand Storage and Transload Agreement

On December 17, 2018, Solaris Logistics, LLC, an indirect, wholly owned subsidiary of Solaris Oilfield Infrastructure, Inc., a Delaware corporation (the “Company”), entered into a First Amendment (the “First Amendment”) to the Sand Storage and Transload Agreement, dated as of July 27, 2017 (the “Agreement”) with Devon Energy Production Company, L.P., (“Customer”), pursuant to which the Company and Customer have agreed to, among other things, reduce Customer’s minimum quarterly service and storage volume obligations and to modify the early termination provisions under the Agreement. As consideration for entering into the First Amendment, Customer has agreed to pay the Company a partial termination fee in the amount of $25,980,000.  In connection with entering into the First Amendment, the Company secured a two-year commitment to be the Customer’s exclusive provider of well site proppant storage across multiple basins.

The above summary does not purport to be a complete description of the First Amendment and is qualified in its entirety by the contents of the First Amendment, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01Regulation FD Disclosure.

On December 20, 2018, the Company issued a press release announcing the entry into the First Amendment. A copy of the press release is attached hereto as Exhibit 99.1.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1

First Amendment to Sand Storage and Transload Agreement dated December 17, 2018, between Solaris Logistics, LLC and Devon Energy Production Company, L.P. (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.).

99.1	Solaris Oilfield Infrastructure, Inc. press release dated December 20, 2018.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2018

SOLARIS OILFIELD INFRASTRUCTURE, INC.

By:	/s/ KYLE S. RAMACHANDRAN
Name:	Kyle S. Ramachandran
Title:	President and Chief Financial Officer

3